UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 21, 2008

 PURPLE BEVERAGE COMPANY, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-52450	01-0670370
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

450 East Las Olas Blvd., Suite 830
Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices)

(954) 462-8757
(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Share Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Share Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Share Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities

As previously disclosed in Purple Beverage Company, Inc.’s (the “Company”) Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on February 14, 2008 (“Filing of Last Periodic Report”), on January 18, 2008, the Company (1) issued 127,500 shares of common stock and granted 1,275,000 options to purchase common stock to an accredited individual pursuant to an endorsement agreement and (2) issued 22,500 shares of common stock and granted 225,000 options to purchase common stock to an accredited entity in connection with such endorsement agreement. The options are exercisable at $1.00 per share for a term of six months.

In connection with an agreement related to such aforementioned endorsement agreement, on January 18, 2008, the Company issued an aggregate of 125,000 shares of common stock to three accredited investors and granted 500,000 options to purchase common stock to three accredited investors. The options are exercisable at $1.00 per share for a term of six months.

The issuance of common stock and the grant of options to purchase shares of common stock were made in reliance on Rule 506 under Regulation D promulgated by the SEC. The Company believes that exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the grant of options and issuance of common stock were made to six persons, each of whom was an accredited investor, and (iii) transfer of the securities was restricted in accordance with the requirements of the Securities Act of 1933 (including legending the option agreement and the certificates representing the shares, as applicable).

Unregistered Sales of Equity Securities Since Filing of Last Periodic Report

During the period between the Filing of Last Periodic Report and March 21, 2008, the Company sold “equity securities” (as that term is defined in Section 3(a)(11) of the Securities Exchange Act of 1934, as amended) in an aggregate amount that, as of such latter date, exceeded five percent of “the number of shares outstanding” (as that term is defined in the instructions to Item 3.02 of the Current Report on Form 8-K). More specifically, the Company granted options to purchase shares of its common stock to four otherwise unrelated persons during such time period as set forth hereinbelow. Thereafter, the Company sold equity securities to five additional persons.

Employee on February 18, 2008

In connection with the commencement of employment, on February 18, 2008, the Company granted to such employee a 10-year non-qualified stock option to purchase up to 500,000 shares of the Company's common stock at an exercise price of $2.44. This option vests and becomes exercisable as to (i) 166,667 shares on February 18, 2009, (ii) an additional 166,667 shares on February 18, 2010; and (iii) the remaining 166,666 shares on February 18, 2011, assuming that such employee is employed by the Company as of such dates.

The grant was made in reliance on Rule 506 under Regulation D promulgated by the SEC. The Company believes that exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the grant was made to one person, who was an accredited investor, and (iii) transfer of the options was restricted in accordance with the requirements of the Securities Act of 1933 (including legending the option agreement).

Michael W. Wallace (Chief Financial Officer) on March 19, 2008

In connection with his employment agreement, on March 19, 2008, the Company granted to Mr. Wallace a 10-year non-qualified stock option to purchase up to 1,663,826 shares of the Company's common stock at an exercise price of $1.50. This option vested and became exercisable as to 554,609 shares on the date of grant. The remainder of this option vests and becomes exercisable as to (i) 554,609 shares on March 19, 2009, and (ii) the remaining 554,608 shares on March 19, 2010, assuming that Mr. Wallace is employed by the Company as of such dates.

The grant was made in reliance on Rule 506 under Regulation D promulgated by the SEC. The Company believes that exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the grant was made to one person, who was an accredited investor, and (iii) transfer of the options was restricted in accordance with the requirements of the Securities Act of 1933 (including legending the option agreement).

Employees on March 21, 2008

In connection with an employment agreement, on March 21, 2008, the Company granted to such employee a 10-year non-qualified stock option to purchase up to 1,000,000 shares of the Company's common stock at an exercise price of $0.80. This option vests and becomes exercisable as to (i) 333,333 shares on March 21, 2009, (ii) an additional 333,333 shares on March 21, 2010; and (iii) the remaining 333,334 shares on March 21, 2011, assuming that such employee is employed by the Company as of such dates.

In connection with an employment agreement, on March 21, 2008, the Company granted to such employee a 10-year non-qualified stock option to purchase up to 600,000 shares of the Company's common stock at an exercise price of $0.80. This option vests and becomes exercisable as to (i) 200,000 shares on March 21, 2009, (ii) an additional 200,000 shares on March 21, 2010; and (iii) the remaining 200,000 shares on March 21, 2011, assuming that such employee is employed by the Company as of such dates.

The grants were made in reliance on Rule 506 under Regulation D promulgated by the SEC. The Company believes that exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the grants were made to two persons, each of whom was an accredited investor, and (iii) transfer of the options was restricted in accordance with the requirements of the Securities Act of 1933 (including legending the option agreement).

Parties to Endorsement Agreement and Related Agreement on March 25, 2008

In connection with an endorsement agreement, on March 25, 2008, the Company granted to an accredited individual pursuant to such endorsement agreement a three-year non-qualified stock option to purchase up to 1,414,286 shares of the Company's common stock at an exercise price of $0.01. This option vested and became exercisable immediately.

In connection with an agreement related to such aforementioned endorsement agreement, on March 25, 2008, the Company issued an aggregate of 160,000 shares of common stock to three accredited investors.

The issuance of common stock and the grant of options to purchase shares of common stock were made in reliance on Rule 506 under Regulation D promulgated by the SEC. The Company believes that exemption was available because (i) no advertising or general solicitation was employed in offering the securities, (ii) the grant of options and issuance of common stock were made to four persons, each of whom was an accredited investor, and (iii) transfer of the securities was restricted in accordance with the requirements of the Securities Act of 1933 (including legending the option agreement and the certificates representing the shares, as applicable).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PURPLE BEVERAGE COMPANY, INC.

Date: March 27, 2008	By:	/s/ Theodore Farnsworth
Theodore Farnsworth
Chief Executive Officer